RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 16, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

BOTH DATED FEBRUARY 29, 2016 AS SUPPLEMENTED THROUGH SEPTEMBER 28, 2016

AND TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 29, 2016 AS SUPPLEMENTED THROUGH JULY 6, 2016

RX TACTICAL ROTATION FUND

(TICKERS: FMARX, RXTAX, FMLAX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

On December 16, 2016, at the recommendation of RiskX Investments, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Rx Tactical Rotation Fund (the “Fund”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about December 30, 2016 (the “Liquidation Date”).

Class A shares, Class C shares, and Institutional Class shares of the Fund will be closed effective December 23, 2016 to purchases by both new and existing shareholders.

The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “Redeeming From Your Account” and “Exchanging Shares,” respectively. The CDSC fees on redemptions will be waived on Class C shares effective immediately. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Also on December 16, 2016, at the recommendation of RiskX Investments, LLC, the investment adviser to the Trust, the Board approved the closing of the Trust. Accordingly, the Trust is expected to cease operations as soon as practicable after the closing and liquidation of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE